EXHIBIT 10.3

                              PATRON SYSTEMS, INC.
                          NOTICE OF STOCK OPTION GRANT

         You have been granted the following option (the "OPTION") to purchase shares of the Common Stock, par value $0.01 per share ("COMMON STOCK") of Patron Systems, Inc. (the "COMPANY"):

         Name of Optionee:                  Braden Waverley

         Total Number of Shares Granted:    2,146,281 shares of Common Stock

         Type of Option:                    Non-Qualified Stock Option

         Exercise Price Per Share:          $0.055

         Date of Grant:                     February 17, 2006

         Vesting Commencement Date:         February 17, 2006

         Vesting Schedule:                  20% on Date of Grant;  1/48th of the
                                            balance  on the  last  day  of  each
                                            month  for the 48  months  following
                                            the Date of Grant until fully vested

         Expiration Date:                   February 16, 2016


By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Patron Systems, Inc. Non-Qualified Stock Option Agreement which is attached to and made a part of this document. Optionee hereby represents that both the Option and any shares acquired upon exercise of the Option have been or will be acquired for investment for its own account and not with a view to or for sale in connection with any distribution or resale of the security.


OPTIONEE:                                   PATRON SYSTEMS, INC.:


By:  /s/ Braden Waverley                    By:    /s/ Robert Cross
   -------------------------------                 -----------------------------
         Braden Waverley                    Name:  Robert Cross
                                            Title: Chief Executive Officer


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                                     ANNEX I


THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE OPTION AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                              PATRON SYSTEMS, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT


                           SECTION 1: GRANT OF OPTION

         On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "AGREEMENT") is attached (the "NOTICE OF STOCK OPTION GRANT") and this Agreement, the Company grants to the party named in the Notice of Stock Option Grant ("OPTIONEE") the option ("OPTION") to purchase at the exercise price specified in the Notice of Stock Option Grant (the "EXERCISE PRICE") the number of shares (the "SHARES") of Common Stock ("STOCK") set forth in the Notice of Stock Option Grant. This Option is intended to be a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

                          SECTION 2: RIGHT TO EXERCISE

         Subject to the other conditions set forth in this Agreement, all or part of this Option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, Optionee may not assign, sell or transfer the Option, in whole or in part, other than by operation of law. The Board of Directors (the "BOARD"), in its sole discretion may permit the transfer of this Option to affiliates (as defined in Rule 501 of the Securities Act of 1933, as amended (the "SECURITIES ACT")) of Optionee (a "PERMITTED TRANSFEREE"). A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by the Board. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by operation of law. A Permitted Transferee shall agree in writing to be bound by the provisions of this Agreement.


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                         SECTION 4: EXERCISE PROCEDURES

         4.1 NOTICE OF EXERCISE. Optionee or Optionee's representative may exercise this Option by delivering a written notice in the form of EXHIBIT A attached hereto ("NOTICE OF EXERCISE") to the Company in the manner specified pursuant to Section 12.3 hereof. Such Notice of Exercise shall specify the election to exercise this Option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this Option. In the event that this Option is to be exercised by Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this Option.

         4.2 ISSUANCE OF SHARES. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this Option has been exercised, registered in the name of the person exercising this Option. The Company shall cause such certificate or certificates to be delivered to or upon the order of the person exercising this Option.

         4.3 WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this Option, Optionee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this Option.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 GENERAL RULE. The entire Exercise Price of Shares issued under this Agreement shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Board and upon such terms as the Board shall approve, the Exercise Price may be paid by:

                  5.1.1 CASHLESS EXERCISE. A copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("CASHLESS EXERCISE");

                  5.1.2 STOCK-FOR-STOCK EXERCISE. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised ("STOCK-FOR-STOCK EXERCISE"); or

                  5.1.3 ATTESTATION EXERCISE. By a Stock-For-Stock Exercise by means of attestation whereby Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("ATTESTATION EXERCISE").

         5.2 FAIR MARKET VALUE. "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) by calculating the value weighted average trading price of


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Common  Stock,  as quoted on the OTC  Bulletin  Board,  or any other  applicable trading market, for the twenty (20) consecutive trading days immediately preceding the date of delivery; or (ii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.

         5.3 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of this Option. Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Board, upon such terms as the Board shall approve, by (i) Cashless Exercise; (ii) Attestation Exercise; (iii) Stock-for-Stock Exercise;
(iv) payment of all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to Optionee ("STOCK WITHHOLDING"); or (v) a combination of one or more of the foregoing payment methods. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.4 EXERCISE/PLEDGE. In the discretion of the Board, upon such terms as the Board shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Board) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 TERMINATION AND EXPIRATION. This Option shall expire and shall not be exercisable after the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) six months after the date Optionee's employment with the Company and its Subsidiaries terminates if such termination is for any reason other than death, disability or Cause, or as provided in
Section 6.4 below, (iii) one year after the date Optionee's employment with the Company and its Subsidiaries terminates if such termination is a result of death or disability, and (iv) if Optionee's employment with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not vested at the time of termination of employment for any reason other than Cause shall expire at the close of business on the date of such termination. For purposes of this Section 6, termination for Cause shall mean termination by reason of: (i) any act or omission knowingly undertaken or omitted by Optionee with the intent of causing damage to the Company or its affiliates, its properties, assets or business, or its stockholders, officers, directors or employees; (ii) any act of Optionee involving a material personal profit to Optionee, such as, any fraud, misappropriation or embezzlement, involving properties, assets or funds of the Company or any of its subsidiaries; (iii) Optionee's consistent failure to perform his normal duties or any obligation under any provision of this Agreement (other than if caused by a "permanent disability" as defined above), in either case, as directed by the Chief Executive Officer or the Board; (iv) conviction of, or pleading nolo contendere to, (A) any crime or offense involving monies or other property of the Company; (B) any felony offense; or
(C) any crime of moral turpitude; or (v) the chronic or habitual use or consumption of drugs or alcoholic beverages. For purposes of this Option, the existence of Cause shall be determined by the Board in its sole discretion.


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


         6.2 ACCELERATED VESTING IN THE EVENT OF A HOSTILE TAKEOVER. Upon the consummation of a Hostile Takeover (as hereinafter defined), this Option will fully vest and be immediately exercisable. For purposes of this Agreement, a "HOSTILE TAKEOVER" shall mean, except as provided in Section 6.3 below, a transaction or series of transactions that result in any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than the Company, becoming the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than 50% of the Company's voting stock, without the approval of the Board.

         6.3 ACCELERATED VESTING IN THE EVENT OF A CHANGE OF CONTROL. Upon the consummation of a Change in Control (as hereinafter defined), this Option will immediately vest to the extent of 50% of those shares that have not previously or otherwise vested prior to the Change of Control, whether or not Optionee's employment is terminated by the Company or a successor corporation of the Company. Following a Change of Control, the balance of unvested shares under this Option shall continue to vest at the same rate and under the same terms as provided by this Agreement. For purposes of this Agreement, a "CHANGE IN CONTROL" shall mean (a) a transaction or series of transactions that results in any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than the Company, becoming the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the Company's voting stock without the approval of the Board; (b) a merger or consolidation that results in more than 50% of the voting stock of the Company or its successor changing beneficial ownership (provided such change of ownership is approved by the Board); (c) the sale, transfer or hypothecation of all or substantially all of the Company's assets; (d) the approval of a plan or complete liquidation of the Company; or (e) a transaction pursuant to which fewer than a majority of the incumbent directors remain directors after the consummation of such transaction.

         6.4 EXERCISE FOLLOWING RETIREMENT. If Optionee's employment by the Company terminates after Optionee has completed five years of service as an employee of the Company and is at least 55 years of age, this Option shall remain exercisable with respect to the number of shares subject to this Option that are exercisable upon the effective date of Optionee's retirement until the Expiration Date specified in the Notice of Stock Option Grant or two years following the effective date of such termination, whichever comes first.

                         SECTION 7: OBLIGATION TO SELL.

         Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "CONTROL SELLERS") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "NON-CONTROL SELLER") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.


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                             SECTION 8: ADJUSTMENTS

         8.1      EFFECT OF CERTAIN CHANGES.

                  8.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock covered by the Option and (ii) the Exercise Price of the Option, in effect prior to such change, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  8.1.2 LIQUIDATION, DISSOLUTION, MERGER, CONSOLIDATION OR CHANGE IN CONTROL. In the event of any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off; a merger or consolidation in which the Company is not the surviving entity; a reverse merger in which the Company is the surviving entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; a Hostile Takeover or a Change in Control, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of the Option by the Company (if the Company is the surviving entity); (ii) substitution by the surviving entity or its parent of stock options with substantially the same terms for the Option; (iii) the cancellation of the Option without payment of any consideration, provided that if the Option would be canceled in accordance with the foregoing, Optionee shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Board provides Optionee with a notice of cancellation, to exercise the vested portion of the Option in whole or in part, or (iv) the cancellation of the outstanding unvested portion of the Option and the repurchase of the vested portion of the Option for a cash payment equal to the difference between the Fair Market Value and the Exercise price of the Option.

                  8.1.3 FURTHER ADJUSTMENTS. Subject to Section 8.1.2, the Board shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionee, with respect to the Option. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, the Option so as to provide for earlier, later, extended or additional time for exercise and other modifications. The Board may take such action before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such adjustment.

                  8.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of this Agreement.

         8.2 DECISION OF BOARD FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.


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         8.3      NO OTHER RIGHTS. Except as hereinbefore  expressly provided in this Section 8, Optionee shall not have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 8.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this
Section 8, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Option.

                     SECTION 9: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         9.1 It and Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

         9.2 Any applicable listing requirement of any stock exchange on which the Stock is listed has been satisfied; and

         9.3 Any other applicable provision of state or federal law has been satisfied.

                       SECTION 10: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 11: RESTRICTIONS ON TRANSFER

         11.1 SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         11.2 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act (a "PUBLIC OFFERING"), Optionee shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting


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the Company's outstanding securities without receipt of consideration,  any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         11.3 INVESTMENT INTENT AT GRANT. Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         11.4 INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares under the Agreement is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

         11.5 LEGENDS. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

           "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

         11.6 REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         11.7 ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on Optionee and all other persons.

                      SECTION 12: MISCELLANEOUS PROVISIONS

         12.1 RIGHTS AS A STOCKHOLDER. Neither Optionee nor Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this Option until Optionee or Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.


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


         12.2 NO RETENTION RIGHTS. Nothing in this Agreement shall confer upon Optionee any right to continue to provide services to the Company or its subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or its subsidiary) or of Optionee, which rights are hereby expressly reserved by each, to terminate the provision of services at any time and for any reason, with or without Cause.

         12.3 NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

                           Patron Systems, Inc.
                           5775 Flatiron Parkway, Suite 2130
                           Boulder, Chicago 80301

         12.4 ENTIRE AGREEMENT. The Notice of Stock Option Grant and this Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other prior agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         12.5 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS ILLINOIS LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         12.6 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "ATTORNEYS' FEES" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

         Patron Systems, Inc.
         5775 Flatiron Parkway, Suite 2130
         Boulder, Colorado 80301

         The undersigned, the holder of the enclosed Non-Qualified Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of Patron Systems, Inc. (the "COMPANY"), and herewith encloses payment of $_______ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.


Dated:
      ------------------------------

YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND NON-QUALIFIED STOCK OPTION AGREEMENT


                                     -------------------------------------------
                                     (Signature must conform in all respects to name of holder as specified on the face of the Option)

                                     -------------------------------------------
                                     (Please Print Name)

                                     -------------------------------------------
                                     (Address)

--------------------------------------------------------------------------------

              * Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.